UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 30, 2014 (December 29, 2014)

AMAZING ENERGY OIL AND GAS, CO.
Formerly, Gold Crest Mines, Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52392
(Commission File No.)

724 E. Metler Lane
Spokane, Washington 99218
(Address of principal executive offices and Zip Code)

(509) 893-0171
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Amazing Energy Oil and Gas Co. ("GCMN" on the OTCBB) has drilled and completed the WWJD #13 well in Pecos County, Texas that was first announced on November 12, 2014.  The operator has reported the well is currently in flow back stage, and is producing 4bbls of oil per hour (96 bbls per day) and 100mcf per day on a 24/64 choke.  Amazing Energy Oil and Gas Co. owns a 40% working interest in this well.  The well was fracked on 12/29/14 using the new fracking technique first implemented in 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of December 2014.

AMAZING ENERGY OIL AND GAS, CO.
Formerly, Gold Crest Mines, Inc.

BY:	TERRENCE J. DUNNE
Terrence J. Dunne, President